UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2013, United Rentals, Inc. (the “Company”) held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Bobby J. Griffin, Michael J. Kneeland, Pierre E. Leroy, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, James H. Ozanne, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Keith Wimbush to the Company’s Board of Directors for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers.

The stockholders elected all thirteen directors, approved the ratification of the appointment of Ernst & Young LLP and approved (on a non-binding basis) the compensation of the Company’s named executive officers.

The final voting results for each of the matters submitted to a vote of stockholders at the 2013 annual meeting are set forth below:

Proposal 1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	75,518,825	91,853	217,820	5,475,458
José B. Alvarez	75,570,662	39,696	218,141	5,475,457
Bobby J. Griffin	75,557,981	30,608	219,910	5,475,457
Michael J. Kneeland	75,557,029	52,560	218,910	5,475,457
Pierre E. Leroy	75,534,676	73,886	219,937	5,475,457
Singleton B. McAllister	75,535,961	72,441	220,096	5,475,458
Brian D. McAuley	75,539,244	68,839	220,415	5,475,458
John S. McKinney	75,291,882	317,116	219,500	5,475,458
James H. Ozanne	75,569,313	39,261	219,925	5,475,457
Jason D. Papastavrou	75,537,859	70,430	220,209	5,475,458
Filippo Passerini	75,574,190	34,673	219,636	5,475,457
Donald C. Roof	75,545,082	62,451	219,965	5,475,458
Keith Wimbush	75,535,235	72,053	221,210	5,475,458

Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
80,287,602	789,757	226,596	*

*	Not applicable.

Proposal 3. Advisory Vote on Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
74,853,352	613,750	361,397	5,475,457

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel
and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel
and Corporate Secretary